Exhibit 10.1

EXECUTION COPY

AMENDMENT NO. 17

Dated as of May 3, 2010

to

CREDIT AGREEMENT

Dated as of August 17, 2007

THIS AMENDMENT NO. 17 (“Amendment”) is made as of May 3, 2010 by and among YRC Worldwide Inc. (the “Company”), the Canadian Borrower and the UK Borrower (together with the Company, the “Borrowers”), the financial institutions listed on the signature pages hereof and JPMorgan Chase Bank, National Association, as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of August 17, 2007 by and among the Borrowers from time to time party thereto, the Lenders and the Administrative Agent (as amended, amended and restated, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.

WHEREAS, the Company has requested that the Lenders and the Administrative Agent agree to certain amendments to the Credit Agreement; and

WHEREAS, the Lenders party hereto and the Administrative Agent have agreed to such amendments on the terms and conditions set forth herein;

NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions contained herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders party hereto and the Administrative Agent have agreed to enter into this Amendment.

1. Amendments to Credit Agreement. Effective as of the date of satisfaction or waiver of the conditions precedent set forth in Section 2 below, the Credit Agreement is hereby amended as follows:

(a) Section 1.01 of the Credit Agreement is hereby amended to insert the following new definitions therein in the appropriate alphabetical order as follows:

“Amendment No. 17 Effective Date” means May 3, 2010.

“Equity Issuance” means the issuance of any common stock or other Equity Interests by the Company or any Subsidiary (other than (i) common stock or other Equity Interests issued to the employees, directors or officers and other members of management of the Company or any Subsidiary in connection with equity incentive plans or (ii) common stock or other Equity Interests issued to the Company or any Wholly-Owned Subsidiary).

“Equity Proceeds Deposit Account” means that certain deposit account maintained at JPMorgan Chase Bank, N.A. (governed by a control agreement reasonably satisfactory to the Administrative Agent and the Company) into which all of the Net Cash Proceeds of any Equity Issuance consummated on or after the Amendment No. 17 Effective Date through and including the Equity Sweep Reversion Date are transferred or otherwise deposited within one (1) Business Day (or such later date as may be consented to by the Administrative Agent) following the consummation of any such Equity Issuance; provided that, for the avoidance of doubt, (i) the Equity Proceeds Deposit Account shall not at any time contain any funds other than such transferred or otherwise deposited Net Cash Proceeds (and any interest earned thereon), (ii) no more than an aggregate amount of $100,000,000 of such Net Cash Proceeds shall be transferred or otherwise deposited into the Equity Proceeds Deposit Account following the Amendment No. 17 Effective Date and (iii) immediately upon the balance of the Equity Proceeds Deposit Amount equaling $100 or less, the Equity Proceeds Deposit Account will be permanently closed and terminated.

“Equity Proceeds Deposit Amount” means, as of any date of determination, the amount on deposit in the Equity Proceeds Deposit Account.

“Equity Raise Proceeds Amount” means, as of any date of determination, the aggregate amount of Net Cash Proceeds received by the Company and its Subsidiaries on and after the Amendment No. 17 Effective Date in connection with any Equity Issuance.

“Equity Sweep Reversion Date” means the date that is the earlier of (i) December 31, 2010 and (ii) the date on which the Equity Raise Proceeds Amount exceeds $100,000,000.

“Excluded Equity Issuance” means any Equity Issuance consummated on or after the Amendment No. 17 Effective Date through and including the Equity Sweep Reversion Date; provided, that the Net Cash Proceeds of such Equity Issuance are transferred or otherwise deposited in the Equity Proceeds Deposit Account within one (1) Business Day (or later date as agreed by the Administrative Agent) of receipt.

(b) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$9,000,000” appearing in clause (h) therein and to replace therefor a reference to “$11,000,000”.

(c) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$11,000,000” appearing in clause (i) therein and to replace therefor a reference to “$18,000,000”.

(d) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$11,000,000” appearing in clause (j) therein and to replace therefor a reference to “$23,500,000”.

(e) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$11,000,000” appearing in clause (k) therein and to replace therefor a reference to “$23,500,000”.

(f) The definition of “Consolidated EBITDA” appearing in Section 1.01 of the Credit Agreement is hereby amended to delete the reference to “$2,000,000” appearing in clause (l) therein and to replace therefor a reference to “$12,500,000”.

(g) Subject to the satisfaction or waiver of the additional conditions precedent set forth in Section 3 below, the definition of “Liquidity Amount” appearing in Section 1.01 of the Credit

Agreement is hereby amended to delete the reference to “minus (g) the 5% CoCo Deposit Account.” appearing therein and to replace therefor a reference to “minus (g) the 5% CoCo Deposit Amount minus (h) the Equity Proceeds Deposit Amount”.

(h) The definition of “Prepayment Event” appearing in Section 1.01 of the Credit Agreement is hereby amended restate clause (c) thereof in its entirety as follows:

(c) the issuance of any common stock or other Equity Interests by the Company or any Subsidiary (other than (i) common stock or other Equity Interests issued to the employees, directors or officers and other members of management of the Company or any Subsidiary in connection with equity incentive plans, (ii) common stock or other Equity Interests issued to the Company or any Wholly-Owned Subsidiary or (iii) any Excluded Equity Issuance); or

(i) Section 2.12(e) of the Credit Agreement is hereby amended to delete the reference to “2.12(f) (i)” appearing therein and to replace therefor a reference to “2.12(f), (i)”.

(j) Section 2.12(f) of the Credit Agreement is hereby amended to (i) redesignate clause (x) thereof as “clause (w)”, (ii) redesignate clause (y) thereof as “clause (x)”, (iii) redesignate clause (z) thereof as “clause (y)” and (iv) to insert the following new clause (z) immediately following such newly redesignated clause (y):

, minus (z) the aggregate amount transferred or otherwise deposited into the Equity Proceeds Deposit Account from the period beginning on the Amendment No. 17 Effective Date and ending on the Equity Sweep Reversion Date but only to the extent that such amount increased Excess Cash Flow during such immediately preceding fiscal year

(k) Section 2.12(h) of the Credit Agreement is hereby amended to delete each reference to “(minus the 5% CoCo Deposit Account)” appearing therein and to replace therefor a reference to “(minus the 5% CoCo Deposit Amount and minus the Equity Proceeds Deposit Amount)” in each case.

(l) Section 2.12(k) of the Credit Agreement is hereby amended to delete each reference to “(minus the 5% CoCo Deposit Account)” appearing therein and to replace therefor a reference to “(minus the 5% CoCo Deposit Amount and minus the Equity Proceeds Deposit Amount)” in each case.

(m) Section 4.02(e) of the Credit Agreement is hereby amended to (i) delete the “and” at the end of clause (viii) thereof, (v) redesignate clause (ix) thereof as “clause (x)” and (iii) to insert the following new clause (ix) therein immediately following clause (viii) thereof as follows:

(ix) solely for purposes of any request for a Borrowing, the Equity Proceeds Deposit Amount shall equal $0; and

(n) Section 4.02(h) of the Credit Agreement is hereby amended to (i) redesignate clause (x) thereof as “clause (w)”, (ii) redesignate clause (y) thereof as “clause (x)”, (iii) replace the “and” immediately preceding clause (z) thereof with a “,”, (iv) delete the “and” at the end of clause (z) thereof, (v) redesignate clause (z) thereof as “clause (y)” and (vi) to insert the following new clause (z) immediately following such newly redesignated clause (y):

and (z) the Equity Proceeds Deposit Amount shall equal $0 and

(o) Section 4.02 of the Credit Agreement is hereby amended to insert the following new clause (j) therein immediately following clause (i) thereof as follows:

(j) solely for purposes of any request for a Borrowing, the Equity Proceeds Deposit Amount shall equal $0.

(p) Article V of the Credit Agreement is hereby amended to insert a new Section 5.17 thereto immediately following Section 5.16 thereof as follows:

SECTION 5.17. Use of Proceeds of Certain Equity Issuances. The Company and its Subsidiaries shall use the Net Cash Proceeds of any Excluded Equity Issuance consummated on or after the Amendment No. 17 Effective Date and on or prior to the Equity Sweep Reversion Date for general corporate purposes of the Company and its Subsidiaries in the ordinary course of business, including working capital needs and other business expenses, all substantially consistent with the assumptions contained in relevant operating forecasts or projections or other financial information and/or models provided to the Lenders and in effect at that time.

(q) Section 6.07(c) of the Credit Agreement is hereby restated in its entirety as follows:

(c) Minimum Cash. (i) From and after April 1, 2010 through and including December 31, 2010, the Company will maintain Available Cash equal to or greater than $25,000,000 and (ii) from and after January 1, 2011, the Company will maintain Available Cash equal to or greater than $50,000,000 at all times.

(r) Section 6.07(d) of the Credit Agreement is hereby amended to restate the first four rows of the table therein (for the avoidance of doubt, those four rows being the heading row and the rows in respect of the periods ending June 30, 2010, September 30, 2010 and December 31, 2010) in their entirety as follows:

Period	Minimum Consolidated EBITDA
For the fiscal quarter ending on June 30, 2010	$5,000,000
For the two consecutive fiscal quarters ending September 30, 2010	$50,000,000
For the three consecutive fiscal quarters ending December 31, 2010	$100,000,000

(s) Section 6.16 of the Credit Agreement is hereby amended to delete the reference to “in respect of principal of or interest on” appearing therein and to replace therefor a reference to “in respect of principal of or interest on or any fee or other voluntary payment in connection with”.

(t) Section 6.16 of the Credit Agreement is hereby further amended to restate the second proviso set forth in clause (d) thereof in its entirety as follows:

provided, further, no voluntary prepayments of any Indebtedness or any Specified Pension Fund Obligations (other than any such payment made solely with the Net Cash Proceeds from any Asset Sale of any Specified Properties securing such Specified Pension Fund Obligations (for the avoidance of doubt, the excess of such Net Cash Proceeds over the payment in full of such Specified Pension Fund Obligations shall be applied by the Company in accordance with Section 2.12)) may be made until the day immediately following the Equity Sweep Reversion Date, nor shall any Net Cash Proceeds of any Excluded Equity Issuance on deposit in the Equity Proceeds Deposit Account be used for any such voluntary prepayment whether prior to or after the Equity Sweep Reversion Date;

(u) Clause (d) of Article VII of the Credit Agreement is hereby amended to delete the reference to “5.15 or 5.16” appearing therein and to replace therefor a reference to “5.15, 5.16 or 5.17”.

2. Conditions of Effectiveness. The effectiveness of this Amendment (other than Section 1(g) hereof) is subject to the conditions precedent that (a) the Administrative Agent shall have received (i) counterparts of this Amendment duly executed by the Borrowers, the Required Lenders and the Administrative Agent, (ii) the Consent and Reaffirmation attached hereto duly executed by the Subsidiary Guarantors, (iii) an amendment in respect of the Yellow Receivables Facility in form and substance similar to this Amendment and reasonably satisfactory to the Administrative Agent (and the Required Lenders hereby consent to such Amendment) and (iv) those documents and instruments as may be reasonably requested by the Administrative Agent and (b) the Company shall have paid all previously invoiced, reasonable, out-of-pocket expenses of the Administrative Agent (including, to the extent invoiced, reasonable attorneys’ fees and expenses) in connection with this Amendment and the other Loan Documents, in each case to the extent reimbursable under the terms of the Credit Agreement.

3. Additional Conditions to Effectiveness. The effectiveness of Section 1(g) of this Amendment is subject to the conditions precedent that (a) all of the conditions precedent set forth in Section 2 shall have been satisfied or waived and (b) the Administrative Agent shall have received an amendment in respect of the Specified Pension Fund Deferral Transaction Documents in form and substance reasonably satisfactory to the Administrative Agent.

4. Representations and Warranties of the Borrowers. Each Borrower hereby represents and warrants as follows as of the closing date of this Amendment:

(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b) As of the date hereof after giving effect to the terms of this Amendment, (i) no Default shall have occurred and be continuing and (ii) the representations and warranties of the Borrowers set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof, except to the extent any such representation or warranty is stated to relate solely to an earlier date, in which case such representation or warranty shall have been true and correct in all material respects on and as of such earlier date.

5. Reference to and Effect on the Credit Agreement.

(a) Upon the effectiveness hereof, each reference to the Credit Agreement in the Credit Agreement or any other Loan Document shall mean and be a reference to the Credit Agreement as amended hereby.

(b) Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

(c) The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

6. Release. In further consideration of the execution by the Administrative Agent and the Lenders of this Amendment, to the extent permitted by applicable law, the Company, on behalf of itself and each of its Subsidiaries, and all of the successors and assigns of each of the foregoing (collectively, the “Releasors”), hereby completely, voluntarily, knowingly, and unconditionally releases and forever discharges the Collateral Agent, the Administrative Agent, each of the Lenders, each of their advisors, professionals and employees, each affiliate of the foregoing and all of their respective permitted successors and assigns (collectively, the “Releasees”), from any and all claims, actions, suits, and other liabilities, including, without limitation, any so-called “lender liability” claims or defenses (collectively, “Claims”), whether arising in law or in equity, which any of the Releasors ever had, now has or hereinafter can, shall or may have against any of the Releasees for, upon or by reason of any matter, cause or thing whatsoever from time to time occurred on or prior to the date hereof, in any way concerning, relating to, or arising from (i) any of the Transactions, (ii) the Secured Obligations, (iii) the Collateral, (iv) the Credit Agreement or any of the other Loan Documents, (v) the financial condition, business operations, business plans, prospects or creditworthiness of the Borrowers, and (vi) the negotiation, documentation and execution of this Amendment and any documents relating hereto except for Claims determined by a court of competent jurisdiction by final and nonappealable judgment to have resulted from the gross negligence, bad faith or willful misconduct of such Releasee (or any of its Related Parties). The Releasors hereby acknowledge that they have been advised by legal counsel of the meaning and consequences of this release.

7. Governing Law. This Amendment shall be construed in accordance with and governed by the law of the State of New York.

8. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

9. Counterparts. This Amendment may be executed by one or more of the parties hereto on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. Signatures delivered by facsimile or PDF shall have the same force and effect as manual signatures delivered in person.

[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

YRC WORLDWIDE INC., as the Company

By:

Name:
Title:

REIMER EXPRESS LINES LTD./REIMER EXPRESS LTEE, as a Canadian Borrower

By:

Name:
Title:

YRC LOGISTICS LIMITED, as a UK Borrower

By:

Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, as Administrative Agent, as a US Tranche Lender and as US Tranche Swingline Lender

By:

Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, TORONTO BRANCH, as Canadian Agent, as a Canadian Tranche Lender and as Canadian Tranche Swingline Lender

By:

Name:
Title:

J.P. MORGAN EUROPE LIMITED, as UK Agent

By:

Name:
Title:

JPMORGAN CHASE BANK, NATIONAL ASSOCIATION, LONDON BRANCH, as a UK Tranche Lender and as UK Tranche Swingline Lender

By:

Name:
Title:

BANK OF AMERICA, N.A., as a Syndication Agent and as a US Tranche Lender

By:

Name:
Title:

BANK OF AMERICA, N.A. (CANADA BRANCH), as a Canadian Tranche Lender

By:

Name:
Title:

BANK OF AMERICA, N.A., as Successor by Merger to LASALLE BANK NATIONAL ASSOCIATION, as a US Tranche Lender

By:

Name:
Title:

SUNTRUST BANK, as a Syndication Agent and as a US Tranche Lender

By:

Name:
Title:

US BANK NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a Canadian Tranche Lender

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION, as a Documentation Agent, as a US Tranche Lender and as a UK Tranche Lender

By:

Name:
Title:

BANK OF TOKYO-MITSUBISHI UFJ, LTD, as a Documentation Agent and as a US Tranche Lender

By:

Name:
Title:

THE ROYAL BANK OF SCOTLAND plc, as a US Tranche Lender and as a UK Tranche Lender

By:

Name:
Title:

BMO CAPITAL MARKETS FINANCING, INC., as a US Tranche Lender

By:

Name:
Title:

BANK OF MONTREAL, as a Canadian Tranche Lender

By:

Name:
Title:

SUMITOMO MITSUI BANKING CORPORATION, as a US Tranche Lender

By:

Name:
Title:

UMB BANK, n.a., as a US Tranche Lender

By:

Name:
Title:

TAIWAN BUSINESS BANK, as a US Tranche Lender

By:

Name:
Title:

MEGA INTERNATIONAL COMMERCIAL BANK CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:

Name:
Title:

TAIPEI FUBON COMMERCIAL BANK CO., LTD., as a US Tranche Lender

By:

Name:
Title:

HUA NAN COMMERCIAL BANK, LTD., LOS ANGELES BRANCH, as a US Tranche Lender

By:

Name:

Title:

HUA NAN COMMERCIAL BANK, LTD., NEW YORK AGENCY, as a US Tranche Lender

By:

Name:
Title:

BANK OF COMMUNICATIONS CO., LTD., NEW YORK BRANCH, as a US Tranche Lender

By:

Name:

Title:

CHANG HWA COMMERCIAL BANK, LTD., NEW YORK BRANCH, as a US Tranche Lender

By:

Name:
Title:

FIRST COMMERCIAL BANK, LOS ANGELES BRANCH, as a US Tranche Lender

By:

Name:
Title:

[LENDER - INSERT FULL LEGAL NAME IN CAPS AND DELETE BRACKETS], as a US Tranche Lender

By:

Name:
Title: